Ex-Filing Fees

CALCULATION OF FILING FEE TABLES

F-3

SAIHEAT Ltd

Table 1: Newly Registered and Carry Forward Securities

Line Item Type	Security Type	Security Class Title	Notes	Fee Calculation or Carry Forward Rule	Amount Registered	Proposed Maximum Offering Price Per Unit	Maximum Aggregate Offering Price		Fee Rate		Amount of Registration Fee	Carry Forward Form Type	Carry Forward File Number	Carry Forward Initial Effective Date	Filing Fee Previously Paid in Connection with Unsold Securities to be Carried Forward

Newly Registered Securities
Fees to be Paid	Equity	Class A ordinary shares, par value US$0.0015 per share	(1)	457(o)		$	$			$					$
Fees to be Paid	Other	Debt	(2)	457(o)
Fees to be Paid	Other	Warrants	(3)	457(o)
Fees to be Paid	Other	Subscription rights	(4)	457(o)
Fees to be Paid	Other	Units	(5)	457(o)
Fees to be Paid	Unallocated (Universal) Shelf		(6)	457(o)				0.00			0.00
Carry Forward Securities
Carry Forward Securities	Equity	Ordinary Shares, par value US$0.0001 per share		415(a)(6)								F-3	333-272916	08/17/2023
Carry Forward Securities	Debt	Debt Securities		415(a)(6)								F-3	333-272916	08/17/2023
Carry Forward Securities	Other	Warrants		415(a)(6)								F-3	333-272916	08/17/2023
Carry Forward Securities	Other	Rights		415(a)(6)								F-3	333-272916	08/17/2023
Carry Forward Securities	Other	Units		415(a)(6)								F-3	333-272916	08/17/2023
Carry Forward Securities	Unallocated (Universal) Shelf		(7)	415(a)(6)		$		$300,000,000.00		$		F-3	333-272916	08/17/2023		$33,060.00

Total Offering Amounts:								$300,000,000.00			0.00
Total Fees Previously Paid:											0.00
Total Fee Offsets:											0.00
Net Fee Due:											$0.00

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Offering Note(s)

(1)	This replacement registration statement is filed pursuant to Rule 415(a)(6) under the Securities Act of 1933, as amended, or the Securities Act, and includes solely such indeterminate number of the registrant’s Class A ordinary shares, par value 0.0015 per share, in the form of debt, warrants, subscription rights, units or any combination thereof from time to time at indeterminate prices, with an initial aggregate public offering price of all of such securities not to exceed US$300,000,000, which were previously registered by the registrant on the expiring registration statement on Form F-3 (File No. 333-272916) initially filed on June 26, 2023, and declared effective on August 17, 2023, or 2023 F-3, and were not sold thereunder. In addition, pursuant to Rule 416(a) under the Securities Act, this registration statement shall be deemed to cover any additional number of common shares that may be issued from time to time to prevent dilution as a result of a distribution, split, combination or similar transaction. Securities registered hereunder may be sold separately, or together with other securities registered hereunder.

The registration fee has been calculated pursuant to Rule 457(o) under the Securities Act of 1933, as amended, which permits the registration fee to be calculated on the basis of the maximum offering price of all of the securities to be offered.
(2)	This replacement registration statement is filed pursuant to Rule 415(a)(6) under the Securities Act of 1933, as amended, or the Securities Act, and includes solely such indeterminate number of the registrant’s Class A ordinary shares, par value 0.0015 per share, in the form of debt, warrants, subscription rights, units or any combination thereof from time to time at indeterminate prices, with an initial aggregate public offering price of all of such securities not to exceed US$300,000,000, which were previously registered by the registrant on the expiring registration statement on Form F-3 (File No. 333-272916) initially filed on June 26, 2023, and declared effective on August 17, 2023, or 2023 F-3, and were not sold thereunder. In addition, pursuant to Rule 416(a) under the Securities Act, this registration statement shall be deemed to cover any additional number of common shares that may be issued from time to time to prevent dilution as a result of a distribution, split, combination or similar transaction. Securities registered hereunder may be sold separately, or together with other securities registered hereunder.

The registration fee has been calculated pursuant to Rule 457(o) under the Securities Act of 1933, as amended, which permits the registration fee to be calculated on the basis of the maximum offering price of all of the securities to be offered.
(3)	This replacement registration statement is filed pursuant to Rule 415(a)(6) under the Securities Act of 1933, as amended, or the Securities Act, and includes solely such indeterminate number of the registrant’s Class A ordinary shares, par value 0.0015 per share, in the form of debt, warrants, subscription rights, units or any combination thereof from time to time at indeterminate prices, with an initial aggregate public offering price of all of such securities not to exceed US$300,000,000, which were previously registered by the registrant on the expiring registration statement on Form F-3 (File No. 333-272916) initially filed on June 26, 2023, and declared effective on August 17, 2023, or 2023 F-3, and were not sold thereunder. In addition, pursuant to Rule 416(a) under the Securities Act, this registration statement shall be deemed to cover any additional number of common shares that may be issued from time to time to prevent dilution as a result of a distribution, split, combination or similar transaction. Securities registered hereunder may be sold separately, or together with other securities registered hereunder.

The registration fee has been calculated pursuant to Rule 457(o) under the Securities Act of 1933, as amended, which permits the registration fee to be calculated on the basis of the maximum offering price of all of the securities to be offered.

(4)	This replacement registration statement is filed pursuant to Rule 415(a)(6) under the Securities Act of 1933, as amended, or the Securities Act, and includes solely such indeterminate number of the registrant’s Class A ordinary shares, par value 0.0015 per share, in the form of debt, warrants, subscription rights, units or any combination thereof from time to time at indeterminate prices, with an initial aggregate public offering price of all of such securities not to exceed US$300,000,000, which were previously registered by the registrant on the expiring registration statement on Form F-3 (File No. 333-272916) initially filed on June 26, 2023, and declared effective on August 17, 2023, or 2023 F-3, and were not sold thereunder. In addition, pursuant to Rule 416(a) under the Securities Act, this registration statement shall be deemed to cover any additional number of common shares that may be issued from time to time to prevent dilution as a result of a distribution, split, combination or similar transaction. Securities registered hereunder may be sold separately, or together with other securities registered hereunder.

The registration fee has been calculated pursuant to Rule 457(o) under the Securities Act of 1933, as amended, which permits the registration fee to be calculated on the basis of the maximum offering price of all of the securities to be offered.
(5)	This replacement registration statement is filed pursuant to Rule 415(a)(6) under the Securities Act of 1933, as amended, or the Securities Act, and includes solely such indeterminate number of the registrant’s Class A ordinary shares, par value 0.0015 per share, in the form of debt, warrants, subscription rights, units or any combination thereof from time to time at indeterminate prices, with an initial aggregate public offering price of all of such securities not to exceed US$300,000,000, which were previously registered by the registrant on the expiring registration statement on Form F-3 (File No. 333-272916) initially filed on June 26, 2023, and declared effective on August 17, 2023, or 2023 F-3, and were not sold thereunder. In addition, pursuant to Rule 416(a) under the Securities Act, this registration statement shall be deemed to cover any additional number of common shares that may be issued from time to time to prevent dilution as a result of a distribution, split, combination or similar transaction. Securities registered hereunder may be sold separately, or together with other securities registered hereunder.

The registration fee has been calculated pursuant to Rule 457(o) under the Securities Act of 1933, as amended, which permits the registration fee to be calculated on the basis of the maximum offering price of all of the securities to be offered.
(6)	The registration fee has been calculated pursuant to Rule 457(o) under the Securities Act of 1933, as amended, the statutory rate of $0.00011020 in effect at the time of filing 2023 F-3.
(7)	Pursuant to Rule 415(a)(6) under the Securities Act, the securities registered pursuant to this registration statement include $300,000,000 of unsold securities that were previously registered on the 2023 F-3. The registrant carried forward the previously paid filing fee of $33,060 for $300,000,000 of unsold securities that had been previously registered on the 2023 F-3, which fee will continue to be applied to such unsold securities included in this registration statement. Pursuant to Rule 415(a)(6), the offering of the unsold securities registered under the Prior Registration Statement will be deemed terminated as of the effective date of this registration statement. If the registrant sells any of such unsold securities pursuant to the 2023 F-3 after the date of filing, and prior to the date of effectiveness, of this registration statement, the registrant will file a pre-effective amendment to this registration statement which will reduce the number of such unsold securities included on this registration statement.